Exhibit 10.3.1

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

SECOND AMENDMENT TO PLASMA PURCHASE AGREEMENT

This Second Amendment to the Plasma Purchase Agreement (this “Amendment #2”) by and between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 (“BPC”) and ADMA Biologics, Inc., a Delaware corporation, having a place of business at 465 Route 17 South, Ramsey, New Jersey 07446 (“ADMA”) is effective as of December 18, 2015 (“Effective Date”).

WHEREAS, BPC and ADMA are Parties to that certain Plasma Purchase Agreement, effective November 17, 2011, as previously amended (collectively, the “Agreement”); and

WHEREAS, BPC and ADMA desire to amend the Agreement in order to memorialize the amendment of certain provisions;

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

Amendment:

1.	The second paragraph of Section A(2)(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

During the term of this Agreement and subject to the terms of this Agreement, ADMA acknowledges and agrees that BPC is its [***] provider of [***] Plasma.  ADMA agrees to purchase [***] in accordance with the provided forecast, as defined in Section B(3) of the Agreement.  BPC agrees to allow ADMA to collect, source and purchase [***] Plasma from other third party providers as long as ADMA continues to purchase [***] of [***] Plasma which BPC is able to produce [***] in accordance with the terms defined in Section B(3) of the Agreement.  BPC agrees to allow ADMA the right to collect from any number of ADMA owned, operated or affiliated centers as long as ADMA continues to purchase [***] of [***] Plasma produced by BPC [***] in accordance with the terms defined in Section B(3) of the Agreement.

2.	Section A(3) of the Agreement is hereby amended by changing the address of ADMA for invoicing purposes as follows:

Invoices:
Accounts Payable
ADMA Biologics, Inc.
465 Route 17 South
Ramsey, NJ 07446
Fax:  201-478-5553

ADMA Initials AG
BPC Initials IC

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

3.	Section I of the Agreement is hereby amended by changing the address of ADMA for notice purposes as follows:

To ADMA:	Mr. Adam Grossman
Chief Executive Officer
ADMA Biologics, Inc.
465 Route 17 South
Ramsey, NJ 07446

With copy to:
General Counsel
ADMA Biologics, Inc.
465 Route 17 South
Ramsey, NJ 07446

4.	Exhibit A, as referenced in Section A(4) of the Agreement is hereby deleted and replaced in its entirety with a revised Exhibit A, attached hereto.

Miscellaneous:

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect.  This Amendment #2 shall govern in the event of any conflict between this Amendment #2 and the Agreement.  It is agreed by the Parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

This Amendment #2 and the Agreement embody the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The Parties agree that they and their employees shall execute all documents and do all other things necessary to carry out the intent to implement the provisions of this Amendment #2.

IN WITNESS WHEREOF, the Parties hereby have caused this Amendment #2 to the Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective Parties.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

ADMA Biologics, Inc. By: /s/ Adam S. Grossman Name: Adam S. Grossman Title: President and Chief Executive Officer Date: December 18, 2015	Biotest Pharmaceuticals Corporation By: /s/ Ileana Carlisle Name: Ileana Carlisle Title: VP, Plasma Operations & Logistics Date: December 18, 2015

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

Exhibit A

Biotest Plasma Center # 085
233 West Hancock Avenue, Athens, Georgia 30601
PH:  706-354-3898 FX:  706-354-3235

Biotest Plasma Center # 038
2704 Peach Orchard Road, Augusta, Georgia 30906
PH:  706-798-3061 FX:  706-798-4534

Biotest Plasma Center # 009
Park Center
1027 Commerce Blvd., Dickson City, Pennsylvania 18519
PH:  570-383-5341 FX:  570-383-5346

Biotest Plasma Center # 001
Colonial Center
4391 Colonial Boulevard, Fort Myers, Florida 33966
PH:  239-332-0500 FX:  239-332-0533

Biotest Plasma Center # 004
1112 North Main Street, Gainesville, Florida 32601
PH:  352-378-9431 FX:  352-376-6076

Biotest Plasma Center # 008
408 S. Gilbert Street, Iowa City, Iowa 52240
PH:  319-341-8000 FX:  319-341-8008

Biotest Plasma Center # 028
1213 Country Club Road, Jacksonville, North Carolina 28546
PH:  910-353-4888 FX:  910-353-2006

Biotest Plasma Center # 033
300 S. 17th Street, Lincoln, Nebraska 68508
PH:  402-474-2335 FX:  402-474-5983

Biotest Plasma Center # 089
3110 Lake Washington Rd., Melbourne, FL 32934
PH:  321-255-7466 FX:  321-255-7469

Biotest Plasma Center # 086
2501 Discovery Dr. Suite 400, Orlando, FL 32826
PH:  407-207-1932 FX:  407-277-2468

Biotest Plasma Center # 080
2301 N. University Drive, #103, Pembroke Pines, Florida 33024
PH:  954-987-6240 FX:  954-987-4517

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

Biotest Plasma Center # 087
100 Business Park Way, Royal Palm Beach, FL 33411
PH:  561-791-9122 FX:  561-791-9750

Biotest Plasma Center # 601
618 NW Loop 410, Suite #101, San Antonio, Texas 78216
PH:  210-224-1749 FX:  210-224-4337

Biotest Plasma Center # 036
2860 Cerrillos Road Suite. B1, Santa Fe, New Mexico 87507-2326
PH:  505-424-6250 FX:  505-424-6260

Biotest Plasma Center # 088
311 N Patterson Street, Valdosta, GA 31601
PH:  229-331-8558 FX:  229-253-0326

Biotest Plasma Center # 045
6000 Mahoning Avenue, #410, Youngstown, Ohio 44515
PH:  330-743-1317 FX:  330-743-7310